UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2026

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HANCOCK WHITNEY CORPORATION
(Exact Name of Registrant as Specified in Charter) ________________
Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Hancock Whitney Plaza 2510 14th Street Gulfport, Mississippi (Address of Principal Executive Offices)		39501 (Zip Code)
Registrant’s telephone number, including area code: (228) 868-4000
Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class COMMON STOCK, $3.33 PAR VALUE 6.25% SUBORDINATED NOTES	Trading Symbol HWC HWCPZ	Name of Exchange on Which Registered Nasdaq Nasdaq
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 7.01 Regulation FD Disclosure.

On November 12, 2026, Hancock Whitney Corporation (“Hancock Whitney”) parent company of Hancock Whitney Bank, and Trustmark Corporation (“Trustmark”), parent company of Trustmark Bank, issued a joint press release announcing the execution of the Agreement and Plan of Merger, dated as of November 11, 2026 by and between Hancock Whitney and Trustmark pursuant to which, upon the terms and subject to the conditions set forth therein, Trustmark will merge with and into Hancock Whitney, with Hancock Whitney continuing as the surviving corporation. The acquisition is expected to close late in the first quarter of 2027, subject to the receipt of regulatory approvals, shareholder approvals and the satisfaction of other customary closing conditions.

A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

In addition, Hancock Whitney and Trustmark provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the investor presentation is furnished with this Current Report on Form 8-K as Exhibit 99.2.

In accordance with the General Instruction B.2 of Form 8-K, the information presented herein pursuant to Item 7.01, “Regulation FD,” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or shall the information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Important Cautionary Statement about Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Exchange Act. Forward-looking statements may include statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Hancock Whitney and Trustmark, the expected timing of completion of the transaction, and other statements that are not historical facts. Any forward-looking statement made in this Current Report on Form 8-K is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Such statements are subject to numerous assumptions, risks, estimates, uncertainties, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook," or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.

Hancock Whitney and Trustmark caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Hancock Whitney's and Trustmark's control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: the impact of current and future economic conditions, including the effects of declines in the real estate market, tariffs or trade wars (including reduced consumer spending, lower economic growth or recession, reduced demand for U.S. exports, disruptions to supply chains, and decreased demand for other banking products and services), high unemployment, inflationary pressures, increasing insurance costs, fluctuations in interest rates, including the impact of changes in interest rates on our financial projections, models and guidance and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing,general economic business conditions in our local markets, Federal Reserve action with respect to interest rates, the effects of war or other conflicts, acts of terrorism, climate change, the impact of natural or man-made disasters, the adequacy of our enterprise risk management framework, potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings, assessments, and enforcement actions, as well as the impact of negative developments affecting the banking industry and the resulting media coverage; the timing, benefits, the potential impact of third-party business combinations in our footprint on our performance and financial condition, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, and the impact of artificial intelligence on our business operations, the adequacy of our internal controls over financial and non-financial reporting, the impact of changes in U.S. laws or policies, including those related to credit card interest rates, the financial impact of regulatory requirements and tax reform legislation, deposit trends, credit quality trends, net interest margin trends, future expense levels, future profitability, supplemental disclosure items, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts and expected returns; the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the merger agreement between Hancock Whitney and Trustmark; the outcome of any legal proceedings that may be instituted against Hancock Whitney or Trustmark; delays in completing the proposed transaction involving Hancock Whitney and Trustmark; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain Hancock Whitney shareholder approval or Trustmark shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Hancock Whitney and Trustmark do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the ability of Hancock Whitney and Trustmark to meet expectations regarding the timing, completion and accounting and tax treatment of the transaction; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Hancock Whitney and Trustmark successfully; the dilution caused by Hancock Whitney's issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Hancock Whitney and Trustmark.

Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” of Hancock Whitney’s Annual Report on Form 10-K for the year ended December 31, 2025, and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2026, each of which is on file with the U.S. Securities and Exchange Commission (“the SEC”) and available on the "Investor Relations" section of Hancock Whitney's website, investors.hancockwhitney.com, and in other documents Hancock Whitney files with the SEC, and in Trustmark's Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2026, each of which is available on Trustmark's investor relations website, investorrelations.trustmark.com and in other documents Trustmark files with the SEC.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Hancock Whitney will file with the SEC a Registration Statement on Form S-4 (the “registration statement”), that will include a joint Proxy Statement of Hancock Whitney and Trustmark and a Prospectus of Hancock Whitney, (the “joint proxy statement/prospectus”), as well as other relevant documents regarding the proposed transaction. The proposed transaction involving Hancock Whitney and Trustmark will be submitted to Hancock Whitney’s shareholders and Trustmark’s shareholders for their consideration. INVESTORS, SHAREHOLDERS OF HANCOCK WHITNEY AND SHAREHOLDERS OF TRUSTMARK ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND THE FEDERAL RESERVE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Hancock Whitney and Trustmark, without charge, from the SEC’s website (www.sec.gov) and Hancock Whitney’s website at investors.hancockwhitney.com and Trustmark’s website at investorrelations.trustmark.com. Copies of the joint proxy statement/prospectus, when available, and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Hancock Whitney Investor Relations, Hancock Whitney Corporation, Hancock Whitney Plaza, 2510 14th Street, Gulfport, Mississippi 39501, Attention: Investor Relations, by calling 504.299.5706, or by sending an e-mail to investorrelations@hancockwhitney.com. Copies of the joint proxy statement/prospectus, when available, and the filings containing information about Trustmark may be obtained after their filing with the SEC, without charge, by directing a request to Trustmark Investor Relations, Trustmark Corporation, 248 East Capitol Street, Jackson, Mississippi 39201, by calling 601.208.6898, or by sending an e-mail to investorrelations@trustmark.com. References to Hancock Whitney’s and Trustmark’s websites do not constitute incorporation by reference of the information contained on those websites and such information is not, and should not be, deemed part of this filing.

Participants in the Solicitation

Hancock Whitney, Trustmark, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Hancock Whitney and shareholders of Trustmark in connection with the proposed transaction. Information regarding the interests of the directors and executive officers of Hancock Whitney and Trustmark and other persons who may be deemed to be participants in the solicitation of shareholders of Hancock Whitney and Trustmark in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the definitive joint proxy statement/prospectus related to the transaction, which will be filed by Hancock Whitney with the SEC. Information regarding Hancock Whitney’s directors and executive officers is available in its definitive proxy statement relating to its 2026 Annual Meeting of Shareholders, which was filed with the SEC on March 17, 2026, and other documents filed by Hancock Whitney with the SEC. Information regarding Trustmark’s directors and executive officers is available in its definitive proxy statement relating to its 2026 Annual Meeting of Shareholders, which was filed with the SEC on March 16, 2026, and other documents filed by Trustmark with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC and by Hancock Whitney and Trustmark, respectively. Free copies of these documents may be obtained as described above under “Important Additional Information and Where to Find It.”

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Joint press release of Hancock Whitney and Trustmark dated November 12, 2026
99.2	Presentation Slides dated November 12, 2026 (furnished with the SEC as part of this Form 8-K).
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK WHITNEY CORPORATION

November 12, 2026	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer